EXHIBIT 32

                                CERTIFICATION OF
                           PRINCIPAL EXECUTIVE OFFICER
                                       AND
                          PRINCIPAL ACCOUNTING OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the accompanying Annual Report on Form 10-KSB/A (the "Report") of CIMNET, Inc. (the "Company") for the year ended December 31, 2006, I, John D. Richardson, III, Chief Executive Officer and Principal Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       BY: /s/ JOHN D. RICHARDSON, III
                                           -------------------------------------
                                           John D. Richardson, III
                                           Chairman of the Board,
                                           Chief Executive Officer
                                           and Principal Accounting Officer



April 30, 2007

                                       21